UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-06325

BNY Mellon Midcap Index Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	10/31/19

FORM N-CSR

Item 1.             Reports to Stockholders.

BNY Mellon Midcap Index Fund, Inc.

ANNUAL REPORT October 31, 2019

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Midcap Index Fund, Inc.	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Midcap Index Fund, Inc. (formerly, Dreyfus Midcap Index Fund, Inc.), covering the 12-month period from November 1, 2018 through October 31, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Equity markets weakened in the fourth quarter of 2018, as concerns about rising interest rates, trade tensions and slowing global growth provided downward pressure on returns. In December 2018, stocks experienced a sharp sell-off, as it appeared that the U.S. Federal Reserve (the “Fed”) would maintain its hawkish stance on monetary policy. In January 2019, a pivot in stance from the Fed helped stimulate a rebound across equity markets that continued into the second quarter. Escalating trade tensions disrupted equity markets again in May. The dip was short-lived, as markets rose once again in June and July of 2019, when a trade deal appeared more likely, and the pace of U.S. economic growth remained steady. Nevertheless, concerns continued to emerge over slowing global growth, resulting in bouts of market volatility in August 2019. Stocks rebounded in September and continued an upward path through most of October 2019, supported in part by central bank policy and consistent consumer spending.

In fixed-income markets, a risk-off mentality prevailed to start the period, fueled in part by equity market volatility. A flight to quality supported price increases for U.S. Treasuries, which continued through the end of 2018, leading to a flattening yield curve. After the Fed’s supportive statements in January 2019, other developed-market central banks followed suit and reiterated their abilities to bolster flagging growth by continuing accommodative policies. This further buoyed fixed-income instrument prices. The Fed cut rates in July, September and October of 2019, for a total 75-basis-point reduction in the federal funds rate during the 12 months. Concerns about the pace of global economic growth also fueled demand for fixed-income instruments during much of the reporting period, resulting in positive bond market returns.

We believe that over the near term, the outlook for the U.S. remains positive, but we will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
November 15, 2019

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2018 through October 31, 2019, as provided by Thomas J. Durante, CFA, Karen Q. Wong, CFA and Richard A. Brown, CFA, portfolio managers

Market and Fund Performance Overview

For the 12-month period ended October 31, 2019, BNY Mellon Midcap Index Fund, Inc.’s (formerly, Dreyfus Midcap Index Fund, Inc.) Class I shares produced a total return of 8.76%, and its Investor shares returned 8.48%.1 In comparison, the S&P MidCap 400® Index (the “Index”), the fund’s benchmark, produced a total return of 9.02% for the same period.2,3

Mid-cap stocks advanced during the reporting period, supported by a sound U.S. economic environment and supportive central bank policy. The difference in returns between the fund and the Index during the reporting period was primarily the result of transaction costs and operating expenses that are not reflected in the Index’s results.

The Fund’s Investment Approach

The fund seeks to match the performance of the Index. To pursue its goal, the fund generally is fully invested in stocks included in the Index and in futures whose performance is tied to the Index. The fund generally invests in all 400 stocks in the Index in proportion to their weighting in the Index.

The Index is an unmanaged index of 400 common stocks of medium-sized companies. S&P weights each company’s stock in the Index by its market capitalization (i.e., the share price times the number of shares outstanding), adjusted by the number of available float shares (i.e., those shares available to public investors). Companies included in the Index generally have market capitalizations ranging between approximately $1.6 billion and $6.8 billion, to the extent consistent with market conditions.

Markets Pivot on Central Bank and Trade Activity

During the fourth quarter of 2018, many equity markets felt pressure from slowing global growth, escalating trade issues between the U.S. and China, Brexit difficulties and additional geopolitical issues elsewhere in Europe and the emerging markets. Renewed articulation of hawkish narratives by U.S. Federal Reserve (“Fed”) officials alarmed investors and stoked volatility. In December 2018, equities reached new lows for the year, as economic and political news continued to unnerve investors. Investors also feared the European Central Bank (ECB) would proceed with its plan to conclude stimulus measures in January, despite moderating growth rates.

January 2019 marked a turnaround in the markets. Talk of a potential trade deal between the U.S. and China helped fuel investor optimism, as equity prices recovered. The ECB announced it would provide additional stimulus to support the eurozone economy. China also announced plans to stoke its slowing economic growth rate. At its first meeting of the year, the Fed emphasized its focus on data as a primary driver for rate-hike decisions, and its

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

ability to suspend additional rate increases when the data is not supportive. These sentiments reassured investors of central bankers’ commitments to support flagging growth. The rebound continued throughout the month of January, and equity markets maintained an upward trajectory through April 2019. However, renewed trade tensions between the U.S. and China in May caused stocks to pull back once again. The dip was short-lived, as markets rose once again in June. At the end of July and again in September and October, the Fed cut the federal funds rate each time by 25 basis points. Supported by rate cuts and moderate economic growth, equity markets went on to post solid gains during the last several months of the period despite occasional pockets of volatility.

In this environment, mid-cap stocks produced lower returns than their large-cap counterparts but outperformed small-cap equities.

Information Technology Stocks Lead the Market

The information technology sector led the Index’s various market segments during the reporting period. The semiconductor and semiconductor equipment industry led the sector, propelled upwards by strong demand for memory chips by mobile device manufacturers. Electronic equipment and instruments companies also performed well, benefiting from increased IT spending and strategic acquisitions within the industry. Margins are also improving due to increased artificial intelligence capabilities. Software was also among the top-performing industries. In the industrials sector, machinery propelled the sector upwards. Road and rail shippers have also benefited from increased shipping demand and have been able to increase their prices as a result. In the financials sector, insurance companies were the best performers. Insurers have benefited from reduced expenses and better forecasting technology. Many capital markets companies also posted strong returns, particularly wealth managers and companies that make software used by wealth managers. Real estate was also among the top-performing sectors. The low interest-rate environment makes the dividend payments of real estate investment trusts (REITs) attractive. In particular, medical complex and assisted living facility REITs have performed well due to high use rates of the properties.

Conversely, the energy sector trailed the broader market during the period. Oil prices were volatile during the period, hurting companies involved with shale oil. New techniques, such as fracking, and new well-drilling technologies have made it difficult for companies owning wells that use outdated methods to remain competitive without increasing their expenses. Drillers currently have little pricing power, and large debt service payments are eating into earnings. The health care sector also suffered, due in part to the health care providers and services industry, which is feeling the pinch of higher labor and benefit costs. A handful of biotechnology companies suffered during the period due to patent expiration and generic drugs taking away market share. Elsewhere in the market, personal products companies provided a headwind to returns for the consumer staples sector.

Replicating the Performance of the Index

Although we do not actively manage the fund’s investments in response to macroeconomic trends, it is worth noting that while the U.S. economic picture continues to be supported by a strong labor market and sound corporate balance sheets, trade frictions and other geopolitical issues may have the potential to impact the markets. As always, we continue to monitor factors which affect the fund’s investments.

November 15, 2019

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The S&P MidCap 400® Index provides investors with a benchmark for midsized companies. The index measures the performance of midsized companies, reflecting the distinctive risk and return characteristics of this market segment. Investors cannot invest directly in any index.

3 “Standard & Poor’s®,” “S&P®,” and “S&P MidCap 400®” are registered trademarks of Standard & Poor’s Financial Services LLC and have been licensed for use on behalf of the fund. The fund is not sponsored, endorsed, managed, advised, sold or promoted by Standard & Poor’s and its affiliates, and Standard & Poor’s and its affiliates make no representation regarding the advisability of investing in the fund.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The prices of mid-cap company stocks tend to be more volatile than the prices of large company stocks, mainly because these companies have less established and more volatile earnings histories. They also tend to be less liquid than larger company stocks.

The fund may, but is not required to, use derivative instruments, such as options, futures, options on futures, forward contracts and other credit derivatives. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Investor shares and Class I shares of BNY Mellon Midcap Index Fund, Inc. with a hypothetical investment of $10,000 in the S&P MidCap 400® Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class I shares of the fund reflect the performance of the fund’s Investor shares for the period prior to 8/31/16 (the inception date for Class I shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in each of the Investor and Class I shares of BNY Mellon Midcap Index Fund, Inc. on 10/31/09 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index provides investors with a benchmark for mid-sized companies. The Index measures the performance of mid-sized companies, reflecting the distinctive risk and return characteristics of this market segment. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 10/31/19
	Inception Date	1 Year	5 Years	10 Years
Investor Shares	6/19/1991	8.48%	7.86%	12.68%
Class I	8/31/2016	8.76%	8.03%†	12.77%†
S&P MidCap 400® Index		9.02%	8.37%	13.21%

† The total return performance figures presented for Class I shares of the fund reflect the performance of the fund’s Investor shares for the period prior to 8/31/16 (the inception date for Class I shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Midcap Index Fund, Inc. from May 1, 2019 to October 31, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended October 31, 2019

	Investor Shares	Class I
Expense paid per $1,000†	$2.52	$1.26
Ending value (after expenses)	$998.50	$1,000.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended October 31, 2019

	Investor Shares	Class I
Expense paid per $1,000†	$2.55	$1.28
Ending value (after expenses)	$1,022.68	$1,023.95

†Expenses are equal to the fund’s annualized expense ratio of .50% for Investor Shares and .25% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

October 31, 2019

Description	Shares		Value ($)
Common Stocks - 99.7%
Automobiles & Components - 1.3%
Adient	136,912	[a]	2,901,165
Dana	227,397	[a]	3,690,653
Delphi Technologies	139,494		1,703,222
Gentex	398,239		11,170,604
The Goodyear Tire & Rubber Company	363,691		5,771,776
Thor Industries	85,235	[a]	5,391,966
Visteon	43,766	[a,b]	4,071,113
			34,700,499
Banks - 7.6%
Associated Banc-Corp	253,866		5,105,245
BancorpSouth Bank	146,795		4,502,203
Bank of Hawaii	63,514	[a]	5,545,407
Bank OZK	188,986		5,302,947
Cathay General Bancorp	118,645		4,220,203
Commerce Bancshares	154,331	[a]	9,932,743
Cullen/Frost Bankers	89,910	[a]	8,099,093
East West Bancorp	227,498		9,764,214
F.N.B.	507,861		6,124,804
First Financial Bankshares	212,380	[a]	7,068,006
First Horizon National	488,640		7,803,581
Fulton Financial	260,212	[a]	4,439,217
Hancock Whitney	140,563		5,481,957
Home BancShares	245,087		4,529,208
International Bancshares	87,457		3,582,239
LendingTree	11,992	[a,b]	4,315,321
New York Community Bancorp	730,312		8,508,135
PacWest Bancorp	184,949		6,841,264
Pinnacle Financial Partners	113,126		6,654,071
Prosperity Bancshares	146,187	[a]	10,089,827
Signature Bank	85,598		10,127,955
Sterling Bancorp	321,485		6,317,180
Synovus Financial	241,556		8,181,502
TCF Financial	240,032		9,502,867
Texas Capital Bancshares	78,640	[b]	4,251,278
Trustmark	102,975	[a]	3,534,102
UMB Financial	67,583	[a]	4,410,467
Umpqua Holdings	349,037		5,521,765
United Bankshares	159,360	[a]	6,301,094
Valley National Bancorp	525,318	[a]	6,083,182
Washington Federal	124,230		4,529,426
Webster Financial	144,017		6,351,150

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.7% (continued)
Banks - 7.6% (continued)
Wintrust Financial	88,658		5,658,154
			208,679,807
Capital Goods - 10.7%
Acuity Brands	62,373		7,783,527
AECOM	246,492	[b]	9,862,145
AGCO	99,073		7,597,908
Axon Enterprise	92,615	[b]	4,735,405
Carlisle	88,519		13,478,788
Colfax	132,149	[a,b]	4,440,206
Crane	79,651		6,094,895
Curtiss-Wright	66,776		9,031,454
Donaldson	199,284		10,510,238
Dycom Industries	49,389	[b]	2,251,645
EMCOR Group	87,708		7,692,869
EnerSys	66,470		4,444,184
Fluor	220,742		3,556,154
GATX	55,839	[a]	4,441,992
Graco	260,676		11,782,555
Granite Construction	74,751	[a]	1,759,639
Hubbell	85,039		12,050,026
ITT	137,484		8,173,424
Kennametal	131,456		4,068,563
Lennox International	55,080	[a]	13,624,589
Lincoln Electric Holdings	96,696		8,661,061
MasTec	94,482	[a,b]	5,946,697
Mercury Systems	84,724	[b]	6,240,770
MSC Industrial Direct, Cl. A	71,270		5,217,677
Nordson	80,043		12,551,543
NOW	169,262	[a,b]	1,784,021
nVent Electric	243,490		5,614,879
Oshkosh	107,071		9,141,722
Owens Corning	170,007		10,418,029
Regal Beloit	65,690		4,864,345
Resideo Technologies	192,682	[b]	1,836,259
Teledyne Technologies	56,835	[b]	18,732,816
Terex	100,850		2,778,418
The Timken Company	107,056		5,245,744
The Toro Company	166,568		12,847,390
Trex	91,304	[a,b]	8,024,709
Trinity Industries	163,364	[a]	3,231,340
Valmont Industries	33,867		4,646,214
Watsco	51,051		9,000,291

Description	Shares		Value ($)
Common Stocks - 99.7% (continued)
Capital Goods - 10.7% (continued)
Woodward	87,922		9,377,761
			293,541,892
Commercial & Professional Services - 2.9%
ASGN	82,692	[b]	5,258,384
Clean Harbors	80,306	[b]	6,622,033
Deluxe	67,164		3,481,110
FTI Consulting	57,268	[b]	6,234,767
Healthcare Services Group	116,926	[a]	2,848,317
Herman Miller	92,346		4,294,089
HNI	68,601		2,606,838
Insperity	59,734		6,309,702
KAR Auction Services	207,966	[a]	5,170,035
Manpowergroup	93,576		8,507,930
MSA Safety	56,391		6,770,867
Stericycle	140,999	[a,b]	8,121,542
Tetra Tech	85,495		7,478,248
The Brink's Company	78,152		6,639,794
			80,343,656
Consumer Durables & Apparel - 2.7%
Brunswick	134,121		7,811,207
Carter's	69,999	[a]	7,016,700
Deckers Outdoor	45,180	[b]	6,908,022
Helen of Troy	39,256	[a,b]	5,878,979
KB Home	135,817		4,847,309
Mattel	540,361	[a,b]	6,451,910
Polaris	89,773		8,856,106
Skechers USA, Cl. A	209,075	[b]	7,813,133
Tempur Sealy International	71,972	[b]	6,545,853
Toll Brothers	202,288		8,044,994
TRI Pointe Group	226,106	[b]	3,558,908
			73,733,121
Consumer Services - 5.0%
Adtalem Global Education	86,024	[b]	2,561,795
Boyd Gaming	126,520	[a]	3,447,670
Brinker International	60,357		2,682,869
Caesars Entertainment	872,511	[b]	10,714,435
Churchill Downs	55,693		7,239,533
Cracker Barrel Old Country Store	37,570	[a]	5,842,135
Domino's Pizza	64,422	[a]	17,498,304
Dunkin' Brands Group	129,281		10,164,072
Eldorado Resorts	103,829	[a,b]	4,648,424
Graham Holdings, Cl. B	6,872		4,327,024
Jack in the Box	41,026	[a]	3,447,005

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.7% (continued)
Consumer Services - 5.0% (continued)
Marriott Vacations Worldwide	60,597		6,661,428
Papa John's International	34,865	[a]	2,041,346
Penn National Gaming	170,141	[b]	3,626,555
Scientific Games	86,342	[a,b]	2,071,345
Service Corp. International	284,968		12,960,345
Six Flags Entertainment	120,657		5,090,519
Texas Roadhouse	102,471		5,789,612
The Cheesecake Factory	65,288	[a]	2,728,386
The Wendy's Company	291,920		6,182,866
WW International	70,049	[b]	2,442,609
Wyndham Destinations	144,364		6,699,933
Wyndham Hotels & Resorts	150,829		8,140,241
			137,008,451
Diversified Financials - 3.3%
Eaton Vance	176,770		8,060,712
Evercore, Cl. A	62,488		4,601,616
FactSet Research Systems	59,784	[a]	15,156,440
Federated Investors, Cl. B	150,359	[a]	4,802,466
FirstCash	64,163		5,414,716
Green Dot, Cl. A	76,456	[b]	2,204,991
Interactive Brokers Group, Cl. A	119,559	[a]	5,687,422
Janus Henderson Group	249,427	[a]	5,769,247
Jefferies Financial Group	391,993	[a]	7,318,509
Legg Mason	128,143		4,774,608
Navient	318,182		4,381,366
SEI Investments	198,410		11,888,727
SLM	667,390		5,632,772
Stifel Financial	108,982		6,100,812
			91,794,404
Energy - 2.1%
Antero Midstream	403,856	[a]	2,600,833
Apergy	122,355	[b]	3,079,675
Chesapeake Energy	1,737,056	[a,b]	2,327,655
CNX Resources	293,709	[a,b]	2,475,967
Core Laboratories	70,100		3,087,204
EQT	399,622	[a]	4,291,940
Equitrans Midstream	322,265	[a]	4,485,929
Matador Resources	163,280	[a,b]	2,271,225
Murphy Oil	241,261	[a]	4,977,214
Oasis Petroleum	433,490	[b]	1,131,409
Oceaneering International	158,339	[b]	2,242,080
Patterson-UTI Energy	317,301	[a]	2,639,944
PBF Energy, Cl. A	161,568		5,215,415

Description	Shares		Value ($)
Common Stocks - 99.7% (continued)
Energy - 2.1% (continued)
Southwestern Energy	855,426	[a,b]	1,753,623
Transocean	877,953	[a,b]	4,170,277
World Fuel Services	102,480		4,280,590
WPX Energy	652,973	[b]	6,516,671
			57,547,651
Food & Staples Retailing - .5%
Casey's General Stores	57,437	[a]	9,810,814
Sprouts Farmers Market	186,889	[b]	3,627,515
			13,438,329
Food, Beverage & Tobacco - 1.9%
Flowers Foods	298,867	[a]	6,491,391
Ingredion	104,267		8,237,093
Lancaster Colony	31,311		4,357,865
Pilgrim's Pride	81,827	[b]	2,484,268
Post Holdings	105,722	[b]	10,878,794
Sanderson Farms	30,780	[a]	4,765,052
The Boston Beer Company, Cl. A	14,005	[a,b]	5,244,312
The Hain Celestial Group	126,536	[a,b]	2,991,311
Tootsie Roll Industries	26,653	[a]	913,665
TreeHouse Foods	87,860	[a,b]	4,746,197
			51,109,948
Health Care Equipment & Services - 6.3%
Acadia Healthcare	138,497	[a,b]	4,153,525
Allscripts Healthcare Solutions	263,354	[a,b]	2,881,093
Amedisys	49,495	[b]	6,361,097
Avanos Medical	76,486	[a,b]	3,368,443
Cantel Medical	57,480	[a]	4,189,717
Chemed	24,884		9,802,056
Covetrus	154,292	[a,b]	1,529,805
Encompass Health	154,218		9,873,036
Globus Medical, Cl. A	119,863	[b]	6,277,225
Haemonetics	79,414	[b]	9,587,652
HealthEquity	111,090	[b]	6,308,801
Hill-Rom Holdings	104,417		10,931,416
ICU Medical	29,300	[b]	4,735,173
Integra LifeSciences Holdings	111,021	[b]	6,445,879
LivaNova	75,658	[b]	5,351,290
Masimo	76,670	[b]	11,177,719
MEDNAX	131,868	[b]	2,895,821
Molina Healthcare	97,987	[b]	11,527,191
NuVasive	81,351	[b]	5,738,500
Patterson	133,450	[a]	2,285,999
Penumbra	49,980	[a,b]	7,795,381

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.7% (continued)
Health Care Equipment & Services - 6.3% (continued)
STERIS	132,333		18,734,383
Tenet Healthcare	155,407	[a,b]	3,938,013
West Pharmaceutical Services	115,221		16,573,389
			172,462,604
Household & Personal Products - .4%
Edgewell Personal Care	85,459	[b]	2,991,065
Energizer Holdings	101,076	[a]	4,294,719
Nu Skin Enterprises, Cl. A	86,889		3,873,512
			11,159,296
Insurance - 5.6%
Alleghany	22,553	[b]	17,552,774
American Financial Group	115,714		12,038,885
Brighthouse Financial	174,649	[b]	6,594,746
Brown & Brown	364,916		13,750,035
CNO Financial Group	244,296		3,823,232
First American Financial	175,221		10,825,153
Genworth Financial, Cl. A	787,435	[b]	3,370,222
Kemper	97,915		7,038,130
Mercury General	42,759		2,054,998
Old Republic International	445,455		9,951,465
Primerica	65,502		8,265,042
Reinsurance Group of America	98,056		15,931,158
RenaissanceRe Holdings	69,013		12,917,853
Selective Insurance Group	88,977		6,150,090
The Hanover Insurance Group	61,979		8,163,254
WR Berkley	226,145	[a]	15,807,535
			154,234,572
Materials - 6.1%
Allegheny Technologies	201,013	[a,b]	4,223,283
AptarGroup	100,182		11,836,503
Ashland Global Holdings	94,935		7,345,121
Cabot	90,362		3,938,880
Carpenter Technology	74,528	[a]	3,653,363
Commercial Metals	187,388	[a]	3,622,210
Compass Minerals International	53,017	[a]	2,994,400
Domtar	99,534		3,622,042
Eagle Materials	65,925		6,021,590
Greif, Cl. A	40,648	[a]	1,592,182
Ingevity	65,465	[b]	5,512,808
Louisiana-Pacific	195,099		5,702,744
Minerals Technologies	56,156		2,776,914
NewMarket	11,723		5,691,399
Olin	256,864		4,710,886

Description	Shares		Value ($)
Common Stocks - 99.7% (continued)
Materials - 6.1% (continued)
Owens-Illinois	247,867		2,106,870
PolyOne	120,373		3,857,955
Reliance Steel & Aluminum	104,262		12,098,562
Royal Gold	102,448	[a]	11,826,597
RPM International	202,827		14,690,760
Sensient Technologies	66,164	[a]	4,139,220
Silgan Holdings	121,737		3,745,847
Sonoco Products	156,423	[a]	9,025,607
Steel Dynamics	343,528		10,429,510
The Chemours Company	259,014	[a]	4,250,420
The Scotts Miracle-Gro Company	61,620		6,186,032
United States Steel	267,050	[a]	3,073,746
Valvoline	294,067		6,275,390
Worthington Industries	58,082		2,137,998
			167,088,839
Media & Entertainment - 2.2%
AMC Networks, Cl. A	69,114	[a,b]	3,009,915
Cable One	7,863		10,421,384
Cinemark Holdings	166,722	[a]	6,102,025
John Wiley & Sons, Cl. A	68,897		3,174,085
Live Nation Entertainment	217,409	[a,b]	15,327,334
Meredith	63,553		2,395,948
TEGNA	338,680	[a]	5,090,360
The New York Times Company, Cl. A	225,829	[a]	6,978,116
World Wrestling Entertainment, Cl. A	73,286	[a]	4,106,947
Yelp	101,087	[a,b]	3,488,512
			60,094,626
Pharmaceuticals Biotechnology & Life Sciences - 3.2%
Bio-Rad Laboratories, Cl. A	33,179	[b]	11,002,820
Bio-Techne	59,459		12,377,580
Catalent	228,153	[b]	11,099,643
Charles River Laboratories International	76,280	[b]	9,914,874
Exelixis	473,180	[b]	7,310,631
Ligand Pharmaceuticals	29,778	[a,b]	3,240,144
Nektar Therapeutics	266,286	[a,b]	4,560,148
PRA Health Sciences	98,412	[b]	9,615,837
Prestige Consumer Healthcare	78,721	[a,b]	2,791,447
Repligen	68,937	[b]	5,479,802
Syneos Health	97,625	[a,b]	4,895,894
United Therapeutics	68,578	[a,b]	6,161,048
			88,449,868
Real Estate - 11.5%
Alexander & Baldwin	109,308	[c]	2,569,831

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.7% (continued)
Real Estate - 11.5% (continued)
American Campus Communities	214,752	[c]	10,733,305
Brixmor Property Group	465,439	[c]	10,248,967
Camden Property Trust	151,302	[c]	17,304,410
CoreCivic	187,745	[c]	2,864,989
CoreSite Realty	57,696	[c]	6,779,280
Corporate Office Properties Trust	175,096	[c]	5,189,845
Cousins Properties	230,169	[c]	9,236,682
CyrusOne	176,924	[c]	12,611,143
Douglas Emmett	257,173	[c]	11,140,734
EastGroup Properties	58,510	[c]	7,837,414
EPR Properties	119,579	[c]	9,302,050
First Industrial Realty Trust	197,700	[c]	8,325,147
Healthcare Realty Trust	202,125	[c]	7,027,886
Highwoods Properties	162,208	[c]	7,591,334
JBG SMITH Properties	184,934	[a,c]	7,445,443
Jones Lang LaSalle	80,540		11,800,721
Kilroy Realty	146,212	[c]	12,271,573
Lamar Advertising, Cl. A	134,302	[c]	10,745,503
Liberty Property Trust	246,450	[c]	14,557,801
Life Storage	72,952	[c]	7,945,932
Mack-Cali Realty	143,781	[c]	3,079,789
Medical Properties Trust	696,796	[c]	14,444,581
National Retail Properties	265,860	[c]	15,661,813
Omega Healthcare Investors	338,211	[a,c]	14,894,812
Park Hotels & Resorts	375,475	[c]	8,729,794
Pebblebrook Hotel Trust	204,314	[a,c]	5,252,913
Potlatchdeltic	105,151	[c]	4,465,763
PS Business Parks	31,319	[c]	5,654,645
Rayonier	202,651	[c]	5,467,524
Sabra Health Care REIT	296,390	[c]	7,291,194
Senior Housing Properties Trust	371,936	[c]	3,691,465
Service Properties Trust	256,969	[a,c]	6,501,316
Spirit Realty Capital	139,768	[c]	6,966,037
Tanger Factory Outlet Centers	149,672	[a,c]	2,412,713
Taubman Centers	95,742	[a,c]	3,425,649
The GEO Group	192,966	[c]	2,936,943
Uniti Group	290,231	[a,c]	2,008,399
Urban Edge Properties	180,485	[c]	3,810,038
Weingarten Realty Investors	190,737	[c]	6,052,085
			316,277,463
Retailing - 3.4%
Aaron's	105,611		7,913,433
American Eagle Outfitters	248,751	[a]	3,825,790

Description	Shares		Value ($)
Common Stocks - 99.7% (continued)
Retailing - 3.4% (continued)
AutoNation	91,022	[b]	4,628,469
Bed Bath & Beyond	200,181	[a]	2,742,480
Dick's Sporting Goods	103,172	[a]	4,016,486
Dillard's, Cl. A	16,899	[a]	1,165,693
Etsy	188,164	[b]	8,371,416
Five Below	87,048	[b]	10,890,575
Foot Locker	171,846	[a]	7,477,019
Grubhub	142,798	[a,b]	4,863,700
Murphy USA	47,459	[b]	5,596,840
Ollie's Bargain Outlet Holdings	84,839	[a,b]	5,419,515
Pool	62,380		12,937,612
Sally Beauty Holdings	189,960	[a,b]	2,944,380
Urban Outfitters	108,747	[b]	3,121,039
Williams-Sonoma	122,278	[a]	8,166,948
			94,081,395
Semiconductors & Semiconductor Equipment - 3.8%
Cirrus Logic	90,937	[b]	6,180,079
Cree	168,224	[a,b]	8,029,332
Cypress Semiconductor	576,709		13,420,018
First Solar	118,616	[a,b]	6,143,123
MKS Instruments	85,120		9,211,686
Monolithic Power Systems	62,772		9,410,778
Semtech	104,080	[b]	5,251,877
Silicon Laboratories	67,755	[b]	7,198,291
SolarEdge Technologies	73,211	[b]	6,220,007
Synaptics	51,700	[a,b]	2,177,087
Teradyne	265,775		16,270,745
Universal Display	66,264		13,264,728
			102,777,751
Software & Services - 5.7%
ACI Worldwide	180,682	[b]	5,671,608
Blackbaud	76,904	[a]	6,456,091
CACI International, Cl. A	38,893	[b]	8,702,309
CDK Global	189,444		9,574,500
Commvault Systems	64,075	[b]	3,182,605
CoreLogic	125,273	[b]	5,072,304
Fair Isaac	45,172	[b]	13,734,095
j2 Global	73,490	[a]	6,978,610
KBR	221,383		6,234,145
Liveramp Holdings	105,923	[b]	4,140,530
LogMeIn	77,285		5,076,079
Manhattan Associates	100,567	[b]	7,537,497
MAXIMUS	99,757		7,655,352

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.7% (continued)
Software & Services - 5.7% (continued)
Perspecta	216,032		5,733,489
PTC	161,974	[a,b]	10,837,680
Sabre	427,793		10,044,580
Science Applications International	76,884	[a]	6,352,156
Teradata	178,733	[a,b]	5,349,479
Tyler Technologies	60,266	[b]	16,182,626
WEX	67,625	[b]	12,793,297
			157,309,032
Technology Hardware & Equipment - 5.7%
Arrow Electronics	130,124	[b]	10,316,231
Avnet	162,399		6,424,504
Belden	60,453		3,100,030
Ciena	238,961	[b]	8,870,232
Cognex	266,790		13,737,017
Coherent	37,526	[a,b]	5,588,372
II-VI	135,165	[a,b]	4,480,720
InterDigital	50,242		2,694,478
Jabil	217,641		8,013,542
Littelfuse	38,437		6,748,384
Lumentum Holdings	120,151	[a,b]	7,528,662
National Instruments	183,834		7,608,889
NCR	194,729	[a,b]	5,688,034
NETSCOUT Systems	104,612	[a,b]	2,533,703
Plantronics	52,006	[a]	2,050,077
SYNNEX	63,956		7,530,179
Tech Data	55,734	[b]	6,771,681
Trimble	393,471	[b]	15,675,885
Viasat	90,025	[a,b]	6,197,321
Vishay Intertechnology	207,051		4,172,078
Zebra Technologies, Cl. A	84,555	[b]	20,113,098
			155,843,117
Telecommunication Services - .1%
Telephone & Data Systems	149,843		3,909,404
Transportation - 2.9%
Avis Budget Group	92,158	[b]	2,738,014
Genesee & Wyoming, Cl. A	88,476	[b]	9,823,490
JetBlue Airways	463,902	[b]	8,953,309
Kirby	91,928	[a,b]	7,277,020
Knight-Swift Transportation Holdings	192,246	[a]	7,009,289
Landstar System	62,047		7,020,618
Old Dominion Freight Line	100,125	[a]	18,230,760
Ryder System	83,383		4,054,915
Werner Enterprises	69,668	[a]	2,542,882

Description		Shares		Value ($)
Common Stocks - 99.7% (continued)
Transportation - 2.9% (continued)
XPO Logistics		144,020	[a,b]	11,003,128
				78,653,425
Utilities - 4.8%
ALLETE		80,747		6,949,087
Aqua America		337,204	[a]	15,285,457
Black Hills		93,507		7,371,157
Hawaiian Electric Industries		170,342	[a]	7,690,941
IDACORP		78,748		8,474,860
MDU Resources Group		313,841		9,066,866
National Fuel Gas		134,989	[a]	6,116,352
New Jersey Resources		142,039		6,192,900
NorthWestern		79,746		5,783,180
OGE Energy		312,826		13,470,288
ONE Gas		82,464		7,655,958
PNM Resources		124,475		6,491,371
Southwest Gas Holdings		84,971		7,417,968
Spire		79,419		6,675,961
UGI		326,591		15,568,593
				130,210,939
Total Common Stocks (cost $1,843,630,533)				2,734,450,089
		Principal Amount ($)
Short-Term Investments - .0%
U.S. Treasury Bills - .0%
1.95%, 12/12/19 (cost $693,481)		695,000	[d,e]	693,821
	1-Day Yield (%)	Shares
Investment Companies - .4%
Registered Investment Companies - .4%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $11,652,384)	1.79	11,652,384	[f]	11,652,384

STATEMENT OF INVESTMENTS (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - 1.5%
Registered Investment Companies - 1.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $40,453,746)	1.79	40,453,746	[f]	40,453,746
Total Investments (cost $1,896,430,144)		101.6%		2,787,250,040
Liabilities, Less Cash and Receivables		(1.6%)		(43,864,802)
Net Assets		100.0%		2,743,385,238

REIT—Real Estate Investment Trust

a Security, or portion thereof, on loan. At October 31, 2019, the value of the fund’s securities on loan was $513,973,737 and the value of the collateral was $529,218,633, consisting of cash collateral of $40,453,746 and U.S. Government & Agency securities valued at $488,764,887.

b Non-income producing security.

c Investment in real estate investment trust within the United States.

d Held by a counterparty for open exchange traded derivative contracts.

e Security is a discount security. Income is recognized through the accretion of discount.

f Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Financials	16.6
Industrials	16.5
Information Technology	15.2
Consumer Discretionary	12.4
Real Estate	11.5
Health Care	9.5
Materials	6.1
Utilities	4.7
Consumer Staples	2.8
Communication Services	2.3
Energy	2.1
Investment Companies	1.9
Government	.0
101.6

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 10/31/18 ($)	Purchases ($)	Sales ($)	Value 10/31/19 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies:
Dreyfus Institutional Preferred Government Plus Money Market Fund	1,153,431	671,022,047	660,523,094	11,652,384.4		492,650
Investment of Cash Collateral for Securities Loaned:†
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	73,609,257	84,092,731	157,701,988	-	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	368,429,065	327,975,319	40,453,746	1.5	-
Total	74,762,688	1,123,543,843	1,146,200,401	52,106,130	1.9	492,650

† Effective January 2, 2019, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund.

See notes to financial statements.

STATEMENT OF FUTURES

October 31, 2019

Description	Number of Contracts	Expiration	Notional Value ($)	Value ($)	Unrealized Appreciation ($)
Futures Long
Standard & Poor's Midcap 400 E-mini	57	12/19	10,934,598	11,143,500	208,902
Gross Unrealized Appreciation				208,902

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2019

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $513,973,737)—Note 1(b):
Unaffiliated issuers	1,844,324,014	2,735,143,910
Affiliated issuers	52,106,130	52,106,130
Dividends, interest and securities lending income receivable		1,761,455
Receivable for shares of Common Stock subscribed		1,709,665
		2,790,721,160
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		934,826
Liability for securities on loan—Note 1(b)		40,453,746
Payable for shares of Common Stock redeemed		3,137,897
Payable for investment securities purchased		2,689,198
Payable for futures variation margin—Note 4		105,512
Directors fees and expenses payable		14,743
		47,335,922
Net Assets ($)		2,743,385,238
Composition of Net Assets ($):
Paid-in capital		1,609,137,814
Total distributable earnings (loss)		1,134,247,424
Net Assets ($)		2,743,385,238

Net Asset Value Per Share	Investor Shares	Class I
Net Assets ($)	1,940,533,393	802,851,845
Shares Outstanding	56,852,557	23,564,992
Net Asset Value Per Share ($)	34.13	34.07

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended October 31, 2019

Investment Income ($):
Income:
Cash dividends (net of $24,692 foreign taxes withheld at source):
Unaffiliated issuers	48,013,523
Affiliated issuers	492,650
Income from securities lending—Note 1(b)	1,038,254
Interest	36,541
Total Income	49,580,968
Expenses:
Management fee—Note 3(a)	7,298,762
Shareholder servicing costs—Note 3(b)	5,154,485
Directors’ fees—Note 3(a,c)	280,582
Loan commitment fees—Note 2	67,410
Interest expense—Note 2	8,728
Total Expenses	12,809,967
Less—Directors’ fees reimbursed by BNY Mellon Investment Adviser, Inc.—Note 3(a)	(280,582)
Net Expenses	12,529,385
Investment Income—Net	37,051,583
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	244,673,519
Net realized gain (loss) on futures	2,550,374
Net Realized Gain (Loss)	247,223,893
Net change in unrealized appreciation (depreciation) on investments	(73,085,646)
Net change in unrealized appreciation (depreciation) on futures	467,666
Net Change in Unrealized Appreciation (Depreciation)	(72,617,980)
Net Realized and Unrealized Gain (Loss) on Investments	174,605,913
Net Increase in Net Assets Resulting from Operations	211,657,496

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2019	2018
Operations ($):
Investment income—net	37,051,583	42,541,015
Net realized gain (loss) on investments	247,223,893	313,844,577
Net change in unrealized appreciation (depreciation) on investments	(72,617,980)	(309,613,052)
Net Increase (Decrease) in Net Assets Resulting from Operations	211,657,496	46,772,540
Distributions ($):
Distributions to shareholders:
Investor Shares	(244,574,349)	(227,034,189)
Class I	(108,705,932)	(90,220,636)
Total Distributions	(353,280,281)	(317,254,825)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Investor Shares	256,644,043	472,594,320
Class I	177,856,734	281,173,080
Distributions reinvested:
Investor Shares	239,293,099	223,247,292
Class I	54,360,648	37,285,087
Cost of shares redeemed:
Investor Shares	(662,985,612)	(1,037,910,361)
Class I	(483,237,429)	(138,523,724)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(418,068,517)	(162,134,306)
Total Increase (Decrease) in Net Assets	(559,691,302)	(432,616,591)
Net Assets ($):
Beginning of Period	3,303,076,540	3,735,693,131
End of Period	2,743,385,238	3,303,076,540
Capital Share Transactions (Shares):
Investor Shares[a]
Shares sold	7,777,767	12,438,710
Shares issued for distributions reinvested	8,423,823	5,983,133
Shares redeemed	(20,116,492)	(27,124,448)
Net Increase (Decrease) in Shares Outstanding	(3,914,902)	(8,702,605)
Class Ia
Shares sold	5,505,556	7,311,830
Shares issued for distributions reinvested	1,921,187	1,001,929
Shares redeemed	(14,807,228)	(3,633,568)
Net Increase (Decrease) in Shares Outstanding	(7,380,485)	4,680,191

[a]During the period ended October 31, 2019, 27,964 Class I shares representing $957,373 were automatically converted for 27,900 Investor shares and during the period ended October 31, 2018, 33,938 Class I shares representing $1,336,368 were automatically converted for 33,929 Investor shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Investor Shares	2019	2018	2017	2016[a]	2015
Per Share Data ($):
Net asset value, beginning of period	36.02	39.03	35.17	37.70	39.13
Investment Operations:
Investment income—net[b]	.40	.42	.32	.42	.39
Net realized and unrealized gain (loss) on investments	1.82	(.11)	7.30	1.45	.81
Total from Investment Operations	2.22	.31	7.62	1.87	1.20
Distributions:
Dividends from investment income—net	(.44)	(.35)	(.38)	(.43)	(.40)
Dividends from net realized gain on investments	(3.67)	(2.97)	(3.38)	(3.97)	(2.23)
Total Distributions	(4.11)	(3.32)	(3.76)	(4.40)	(2.63)
Net asset value, end of period	34.13	36.02	39.03	35.17	37.70
Total Return (%)	8.48	.52	22.89	5.79	2.98
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.51	.51	.51	.51	.51
Ratio of net expenses to average net assets	.50	.50	.50	.50	.50
Ratio of net investment income to average net assets	1.19	1.09	.88	1.23	1.00
Portfolio Turnover Rate	15.37	15.73	24.48	21.68	19.45
Net Assets, end of period ($ x 1,000)	1,940,533	2,189,027	2,711,092	3,191,813	3,303,416

a On August 31, 2016, the fund redesignated existing shares as Investor shares.

b Based on average shares outstanding.

See notes to financial statements.

	Year Ended October 31,
Class I Shares	2019	2018	2017	2016[a]
Per Share Data ($):
Net asset value, beginning of period	36.00	39.01	35.18	36.39
Investment Operations:
Investment income—net[b]	.48	.50	.42	.02
Net realized and unrealized gain (loss) on investments	1.81	(.08)	7.28	(1.23)
Total from Investment Operations	2.29	.42	7.70	(1.21)
Distributions:
Dividends from investment income—net	(.55)	(.46)	(.49)	−
Dividends from net realized gain on investments	(3.67)	(2.97)	(3.38)	−
Total Distributions	(4.22)	(3.43)	(3.87)	−
Net asset value, end of period	34.07	36.00	39.01	35.18
Total Return (%)	8.76	.79	23.17	(3.33)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.26	.26	.26	.26[d]
Ratio of net expenses to average net assets	.25	.25	.25	.25[d]
Ratio of net investment income to average net assets	1.46	1.31	1.10	.70[d]
Portfolio Turnover Rate	15.37	15.73	24.48	21.68
Net Assets, end of period ($ x 1,000)	802,852	1,114,049	1,024,602	5,867

a From August 31, 2016 (commencement of initial offering) to October 31, 2016.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Midcap Index Fund, Inc. (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a non-diversified open-end management investment company. The fund’s investment objective is to seek to match the performance of the S&P’s MidCap 400® Index. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

Effective June 3, 2019, the fund changed its name from Dreyfus Midcap Index Fund, Inc. to BNY Mellon Midcap Index Fund, Inc. In addition, The Dreyfus Corporation, the fund’s investment adviser, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue 300 million shares of $.001 par value Common Stock. The fund currently has authorized two classes of shares: Investor shares (200 million shares authorized) and Class I (100 million shares authorized). Investor shares are sold primarily to retail investors through financial intermediaries and bear Shareholder Services Plan fees. Class I shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing

NOTES TO FINANCIAL STATEMENTS (continued)

price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the fund’s Board of Directors (the “Board”). These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general oversight of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2019 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Equity Securities— Common Stocks	2,734,450,089	-	-	2,734,450,089
Investment Companies	52,106,130	-	-	52,106,130
U.S. Treasury	-	693,821	-	693,821
Other Financial Instruments:
Futures††	208,902	-	-	208,902

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2019, The Bank of

NOTES TO FINANCIAL STATEMENTS (continued)

New York Mellon earned $190,465 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2019, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2019, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $27,560,346, undistributed capital gains $240,466,588 and unrealized appreciation $866,220,490.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2019 and October 31, 2018 were as follows: ordinary income $57,653,854 and $46,320,445, and long-term capital gains $295,626,427 and $270,934,380, respectively.

(f) New Accounting Pronouncements: Effective June 1, 2019, the fund adopted Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure

Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. The adoption of ASU 2018-13 had no impact on the operations of the fund for the period ended October 31, 2019.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2019 was approximately $264,930 with a related weighted average annualized interest rate of 3.29%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .25% of the value of the fund’s average daily net assets and is payable monthly. Out of its fee, the Adviser pays all of the expenses of the fund except management fees, Shareholder Services Plan fees, brokerage fees and commissions, taxes, interest expense, commitment fees on borrowings, fees and expenses of the interested Directors (including counsel fees) and extraordinary expenses. In addition, the Adviser required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended October 31, 2019, fees reimbursed by the Adviser amounted to $280,582.

(b) Under the Shareholder Services Plan, Investor shares pay the Distributor at an annual rate of .25% of the value of its average daily net assets for the provision of certain services. The services provided may

NOTES TO FINANCIAL STATEMENTS (continued)

include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts, such as recordkeeping and sub-accounting services. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2019, the fund was charged $5,154,485 pursuant to the Shareholder Services Plan.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $576,850 and Shareholder Services Plan fees of $408,476, which are offset against an expense reimbursement currently in effect in the amount of $50,500.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and futures, during the period ended October 31, 2019, amounted to $446,229,846 and $1,151,844,810, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended October 31, 2019 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at October 31, 2019 are set forth in the Statement of Futures.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2019:

Average Market Value ($)
Equity futures	28,195,495

At October 31, 2019, the cost of investments for federal income tax purposes was $1,921,029,550; accordingly, accumulated net unrealized appreciation on investments was $866,220,490, consisting of $1,070,344,325 gross unrealized appreciation and $204,123,835 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Midcap Index Fund, Inc. (formerly, Dreyfus Midcap Index Fund, Inc.)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Midcap Index Fund, Inc. (the “Fund”) (formerly, Dreyfus Midcap Index Fund, Inc.), including the statements of investments, investments in affiliated issuers and futures, as of October 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
December 23, 2019

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 93.22% of the ordinary dividends paid during the fiscal year ended October 31, 2019 as qualifying for the corporate dividends received deduction. Also, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $39,085,986 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2020 of the percentage applicable to the preparation of their 2019 income tax returns. The fund also hereby reports $.0352 per share as a long-term capital gain distribution paid on March 19, 2019 and also $.2012 per share as a short-term capital gain distribution and $3.4301 per share as a long-term capital gain distribution paid on December 26, 2018.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (76)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 120

———————

Peggy C. Davis (76)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 44

———————

David P. Feldman (79)

Board Member (1989)

Principal Occupation During Past 5 Years:

• Retired

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 30

———————

Gina D. France (61)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Founder, President and Chief Executive Officer, France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States (2003 –Present)

• Corporate Director and Trustee (2004 – Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016 – Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011 – Present)

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2015 – Present)

• Baldwin Wallace University, Trustee (2013- Present)

• FirstMerit Corporation, a diversified financial services company, Director (2004 – 2016)

No. of Portfolios for which Board Member Serves: 30

———————

Joan Gulley (72)

Board Member (2017)

Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

• Director, Nantucket Library (2015-Present)

No. of Portfolios for which Board Member Serves: 50

———————

Ehud Houminer (79)

Board Member (1996)

Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia University (1992-Present)

• Trustee, Ben Gurion University (2012-2018)

No. of Portfolios for which Board Member Serves: 50

———————

Lynn Martin (79)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Retired

No. of Portfolios for which Board Member Serves: 30

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Robin A. Melvin (56)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Co-chairman, Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-Present; Board member (2013-Present)

No. of Portfolios for which Board Member Serves: 97

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

James F. Henry, Emeritus Board Member
Dr. Martin Peretz, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since May 2019.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 63 investment companies (comprised of 120 portfolios) managed by the Adviser. She is 48 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since November 2001.

Director- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 61 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 48 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since May 2019.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 63 investment companies (comprised of 120 portfolios) managed by the Adviser. He is 41 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since November 2019; Managing Counsel of BNY Mellon from April 2014 to November 2019; Secretary of the Adviser, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 53 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 32 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 29 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 44 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 54 years old and has been an employee of the Adviser since October 1990.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 2004.

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since November 2019; Counsel of BNY Mellon from May 2016 to November 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 34 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager - BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 55 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (64 investment companies, comprised of 143 portfolios). He is 62 years old and has served in various capacities with the the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 57 investment companies (comprised of 136 portfolios) managed by the Adviser. She is 51 years old and has been an employee of the Distributor since 1997.

NOTES

NOTES

NOTES

For More Information

BNY Mellon Midcap Index Fund, Inc.

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Investor: PESPX Class I: DMIDX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2019 BNY Mellon Securities Corporation 0113AR1019

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Mr. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $35,222 in 2018 and $36,338 in 2019.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $7,224 in 2018 and $7,803 in 2019. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2018 and $0 in 2019.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $4,195 in 2018 and $3,440 in 2019. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2018 and $0 in 2019.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $1,392 in 2018 and $1,442 in 2019.  These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2018 and $0 in 2019.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $678,320 in 2018 and $616,767 in 2019.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.           Exhibits.

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Midcap Index Fund, Inc.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    December 20, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    December 20, 2019

By:       /s/ James Windels

            James Windels

            Treasurer (Principal Financial Officer)

Date:    December 20, 2019

EXHIBIT INDEX

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)